UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 8, 2023 (May 4, 2023)

Alamo Group Inc.
(Exact name of registrant as specified in its charter)

State of Delaware	0-21220	74-1621248
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1627 E. Walnut, Seguin, Texas	78155
(Address of Registrant’s principal executive offices)	(Zip Code)

(830) 379-1480
Registrant's telephone number, including area code:

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $.10 per share	ALG	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of
1934 (§240.12b-2 of this chapter).Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors;
Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 4, 2023, the Board of Directors of the Company approved an amendment to the Change in Control Agreements between the Company and Messrs. Richard J. Wehrle, Dan E. Malone and Edward T. Rizzuti increasing their severance factor under such agreements from 1.5 times annual base salary plus the annual target cash bonus to 2 times such amount.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 4, 2023, Alamo Group Inc. (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”). The matters listed below were submitted to a vote of the stockholders through the solicitation of proxies, and the proposals are described in detail in the Company’s proxy statement filed with the Securities and Exchange Commission on March 14, 2023.

Set forth below, with respect to each proposal, are the number of votes cast for or against, the number of abstentions and the number of broker non-votes:

Proposal 1 - Election of directors

The majority of stockholders approved the election of all eight of the nominees for director to serve until the next Annual Meeting or until their successors are duly elected and qualified. The voting results were as follows:

	For	Against	Abstain	Broker Non-Votes
Roderick R. Baty	10,781,124	343,067	4,596	276,543
Robert P. Bauer	10,944,755	179,436	4,596	276,543
Eric P. Etchart	10,728,780	395,312	4,695	276,543
Nina C. Grooms	11,077,439	46,653	4,695	276,543
Tracy C. Jokinen	11,087,020	36,995	4,772	276,543
Jeffery A. Leonard	11,101,926	22,266	4,595	276,543
Richard W. Parod	11,063,088	61,102	4,597	276,543
Lorie L. Tekorius	11,077,362	46,655	4,770	276,543

Proposal 2 - Advisory vote on compensation of named executive officers

The stockholders approved, on an advisory, non-binding basis, the compensation of our named executive officers as described in our Proxy Statement, by the votes set forth in the table below:

For	Against	Abstain	Broker Non-Votes
10,995,340	122,500	10,947	276,543

Proposal 3 - Advisory vote on the frequency with which to hold an advisory vote concerning named executive officer compensation

The stockholders voted, on an advisory, non-binding basis, that the frequency of the advisory vote on compensation of our named executive officers should be held as set forth in the table below:

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
8,748,815	905	2,373,555	5,512	276,543

Based on these results and consistent with a majority of votes cast with respect to this matter, the Company's board of directors adopted a policy to hold an advisory vote on compensation of the named executive officers every year.

Proposal 4 - Ratification of appointment of KPMG LLP as independent auditor for fiscal year 2023

The appointment of KPMG LLP to serve as the Company's independent auditor for the fiscal year ending December 31, 2023 was ratified. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
11,098,113	301,472	5,745	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

May 8, 2023	By: /s/ Edward T. Rizzuti
Edward T. Rizzuti
Executive Vice President, General Counsel & Secretary